UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Sierra Income Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777
April 30, 2019
Dear Stockholder:
You are cordially invited to participate in the 2019 Annual meeting of Stockholders (the "Annual Meeting") of Sierra Income Corporation (the "Company") to be held on Friday, June 28, 2019 at 1:00 PM, Eastern Time at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.
The Notice of 2019 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect one (1) director of the Company to serve for a term of three years, or until his successor is duly elected and qualified; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and (iii) to transact such other business that may properly come before the Annual Meeting. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy through the Internet or by telephone as described on the enclosed proxy card as soon as possible even if you plan to attend the Annual Meeting.
We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Seth Taube
Seth Taube Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 28, 2019.
Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018, are available on the internet through our website at www.sierraincomecorp.com.
The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the Annual Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Any control/identification numbers that you need to access your proxy card.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Alliance Advisors, LLC at the address and telephone number listed below. Similarly, if you are a stockholder of record, you may also contact Alliance Advisors, LLC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Alliance Advisors, LLC, the Company’s proxy solicitor, at the address and telephone number listed below.

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
(844) 885-0180

SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
June 28, 2019, 1:00 PM, Eastern time

To the Stockholders of Sierra Income Corporation:
The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Sierra Income Corporation (the “Company”) will be held on Friday, June 28, 2019, at 1:00 PM, Eastern Time at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036. The Annual Meeting will be held for the following purposes:
1. To elect one (1) director of the Company, who will serve for a term of three years or until his successor is duly elected and qualified;
2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and
3. To transact such other business as may properly come before the Annual Meeting.
You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on May 15, 2019. If you are unable to participate in the Annual Meeting during the scheduled time, please sign the enclosed proxy card and return it promptly in the postage-paid return envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are insufficient votes for a quorum or to approve or ratify any of the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.

By order of the Board of Directors,
/s/ Seth Taube
Seth Taube
Chairman of the Board
New York, NY
April 30, 2019
THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed instruction form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of common stock on your behalf without your instructions.

Depending upon your broker or custodian, you may be able to authorize your proxy either by toll-free telephone or through the Internet.  Please refer to the enclosed proxy card for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed proxy card.

SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

PROXY STATEMENT
2019 Annual Meeting of Stockholders
To Be Held on June 28, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sierra Income Corporation (the “Company,” “Sierra,” “we,” “us,” or “our”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 28, 2019 at 1:00 PM, Eastern Time at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, are being sent to stockholders on or about April 30, 2019.
We encourage you to vote your shares by attending the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director and FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019 in accordance with the recommendation of our board of directors.
If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company's transfer agent in your name), you may revoke a proxy at any time by (1) notifying Alliance Advisors, LLC, in writing, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting in person and voting your shares at the Annual Meeting. Please send your notification to Alliance Advisors LLC, Attn: Tabulation Department, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003.
Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card.
If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed voting instruction form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of common stock on your behalf without your instructions.
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or through the Internet.  Please refer to the enclosed instruction form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed proxy card.
If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.
A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of directors at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm.

Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1. To elect one (1) director of the Company who will serve for a term of three years or until his successor is duly elected and qualified;
2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and
3. To transact such other business as may properly come before the Annual Meeting.
 Record Date
The record date for the Annual Meeting is the close of business on May 15, 2019 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 99,485,633 shares of the Company’s common stock outstanding and entitled to vote.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the outstanding shares of common stock of the Company as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. Such adjournment will be permitted if approved by a majority of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. Abstentions and “broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Vote Required
Election of Director. The election of directors requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.
If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director in accordance with the recommendation of the Board.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.
If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 in accordance with the recommendation of the Board.
Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the chairman or the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of 2019 Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, director nominee, or executive officers of the Company and/or officers or employees of SIC Advisors LLC (“SIC Advisors”), the Company’s investment adviser. SIC Advisors is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. No additional compensation will be paid to directors or executive officers of the Company or employees of SIC Advisors for such services. The Company has retained Alliance Advisors, LLC to assist in the solicitation of proxies. The Company anticipates that the aggregate expenses relating to the solicitation of proxies for the Annual Meeting (including expenses relating to Alliance Advisors, LLC) will be approximately $50,000.
Security Ownership of Certain Beneficial Owners
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director nominee, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The address of all executive officers and directors is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Name	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors (3)
Seth Taube	1,108,144.04	1.1%
Brook Taube	1,108,144.04	1.1%
Independent Directors
Stephen R. Byers	—	—
Valerie Lancaster-Beal	—	—
Oliver T. Kane	—	—
Executive Officers
Jeffrey Tonkel	—	—
Richard T. Allorto Jr.	—	—
John D. Fredericks	—	—
Dean Crowe	—	—
All executive officers and directors as a group (9 persons)	1,108,144.04	1.1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This table assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 99,485,633 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)
The record holder of these shares is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Seth Taube	Over $1,000,000(3)
Brook Taube	Over $1,000,000(3)
Independent Directors
Stephen R. Byers	None
Valerie Lancaster-Beal	None
Oliver T. Kane	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
The dollar ranges of equity securities beneficially owned by our directors is based on the current offering price of $9.05 per share. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	Reflects the pecuniary interest of the named persons in the shares of our common stock as a result of their control of SIC Advisors and Medley LLC.

PROPOSAL I: ELECTION OF DIRECTOR
Our business and affairs are managed under the direction of our board of directors. Pursuant to our charter, the board of directors is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, one Class I director shall be elected to serve a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified.
Oliver T. Kane has been nominated for election for a three-year term expiring in 2022. If elected, Mr. Kane will continue to serve on the Company’s board of directors. Mr. Kane is not being proposed for election pursuant to any agreement or understanding between Mr. Kane and the Company or any other person or entity.
Mr. Kane has consented to being named in this proxy statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the board of directors has no reason to believe that the person named below will be unable or unwilling to serve.
A stockholder can vote for or withhold his or her vote from any nominee. If a stockholder withholds his or her vote for a nominee, such shares will not be voted with respect to the nominee indicated. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement.
Information About the Director Nominee and Current Directors
As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors and the director nominee have demonstrated high character and integrity, superior credentials and recognition in his or her field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominee have been selected such that the board of directors represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to the director nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.
Nominee for Class I Director—Term Expiring 2022

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Oliver T. Kane, 69	Director	Class I Director since 2014; Term expires 2019.	Chairman of the Board of Trustees of the Ashmore Funds from 2010-2012.	Trustee of the Ashmore Funds from 2010-2012.
Oliver T. Kane is not an “interested person” of the Company as defined in the 1940 Act and has served as Lead Independent Director since January 2016 and as a director since October 2014. From November 2010 to December 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a U.S. mutual fund complex registered with the SEC under the 1940 Act. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Prior to Ashmore, Mr. Kane served as president and chief executive officer of ANZ Securities, Inc. from 1993 to 1998. Earlier in his career, Mr. Kane was with J.P. Morgan and Co. from 1972 until 1987, and then Equitable Capital Management Corp. from 1987 until 1993. Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his P.M.D. from Harvard Business School, and his B.A. from Harvard College.
We believe that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity supports his appointment to the board of directors.

  Current Directors—Not up for Election at the Annual Meeting
Class II Directors—Term Expiring 2020

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Brook Taube, 49 (2)	Director	Class II Director since February 2012; Term expires 2020.
Co-Chief Executive Officer of Medley Management, Inc.; Chief Executive Officer and Chief Investment Officer of Medley Capital Corporation; Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley

Director and Chairman of the Board of Medley Capital Corporation, Director and Co-Chairman of the Board of Medley Management, Inc., Trustee of Sierra Total Return Fund.

Brook Taube has served on our board of directors since its inception in April 2012. In addition, Mr. Taube has served as the Chief Executive Officer, Chairman of Medley Capital Corporation’s board of director’s and Chief Investment Officer of Medley Capital Corporation since its inception in January 2011, a Trustee on the Board of Trustees of Sierra Total Return Fund since August 2016 and serves on the investment committee for SIC Advisors. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a B.A. from Harvard University.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Stephen R. Byers, 65	Director	Class II Director since February 2012; Term expires 2020.	DBX ETF Trust, Mutual Fund Directors Forum & Independent Consulting	Board member of Mutual Fund Directors Forum, Independent Chairman of DBX ETF Trust, Independent Director of Arbitrage Funds.

Stephen R. Byers has served as a director since February 2012. He is also an independent trustee of the Deutsche Bank DBX ETF Trust (the “DBX ETF Trust”), where he presently serves as the independent chairman (since November 2016) and as a member of the audit and nominating committees. Mr. Byers served the DBX ETF Trust as chair of the audit committee and nominating committee from December 2010 to February 2015, and as lead independent trustee from February 2015 to November 2015 and continues to be designated as audit committee financial expert for DBX ETF Trust (since December 2010). Since June 2016, Mr. Byers has served as a board member of the Mutual Fund Directors Forum (“MFDF”), which is an independent, non-profit organization that serves independent directors of U.S. funds registered with the SEC under the 1940 Act. The MFDF enhances the governance of registered investment companies by educating independent directors and providing them with a voice in key policy issues affecting these funds and their shareholders. Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert report and opinion in financial and investment related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2012. In addition, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as Vice Chairman, Executive Vice President, Chief Investment Officer, member of the Board of Directors and Executive Committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200 billion in assets under management. Prior to joining Dreyfus, he served as an Executive Vice President, Partner, Chief Financial Officer, Treasurer and member of the Board of Directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers served in executive positions at PaineWebber Group (“PWG”) from 1986 to 1997, and served in such capacities as chairman of the Investment Policy and Risk-Oversight Committee, Capital Markets Director of Risk and Credit Management, and was NASD registered as General Principal, Financial and Operations Principal and Branch Principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his M.B.A. in Finance from Roth Graduate School of Business, Long Island University and his B.A. in Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

We believe that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his board experience and experience in senior management positions support his appointment to our board of directors.
Class III Directors—Term Expiring 2021

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Seth Taube, 49 (2)	Director, Chairman of the Board and Chief Executive Officer	Class III Director since February 2012; Term expires 2021.
Co-Chief Executive Officer of Medley Management, Inc.; Chief Executive Officer and Chief Investment Officer of Medley Capital Corporation; Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley
Director and Chairman of the Board of Medley Capital Corporation, Director and Co-Chairman of the Board of Medley Management, Inc., Trustee of Sierra Total Return Fund.

Mr. Seth Taube has served as Chairman of our board of directors and Chief Executive Officer of the Company since its inception in April 2012. He has also served on the board of directors of Medley Capital Corporation since its inception in January 2011 and as a Trustee on the Board of Trustees of Sierra Total Return Fund since January 2016. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the board of directors of Medley Management Inc. since its formation in June 2014. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain where he was a Rotary Foundation Fellow and an M.B.A. from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Valerie Lancaster-Beal, 64	Director	Class III Director since February 2012; Term expires 2021.	President and Chief Executive Officer at VLB Associates, Managing Director, Public Finance at M.R. Beal & Company, Trustee of the City University of New York.	None.

Ms. Lancaster-Beal has served as a director since February 2012. Ms. Lancaster-Beal is also the President and Chief Executive Officer of VLB Associates, a management consulting firm she founded in January 2014 that provides financial and operational advisory services to middle-market businesses, investment firms and non-profit organizations. She has also served as the Chief Financial Officer of Odyssey Media since 2014 and previously served as the Chief Administrative and Finance Director of Data Capital Management from 2015 to 2018. Prior to this, she served as Managing Director at M.R. Beal & Company, which she co-founded in April 1988, until 2014. Ms. Lancaster-Beal served as a Trustee on the Board of the City University of New York from 2000 to 2014, where she chaired the Faculty, Staff and Administration Committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University from 2006 to 2010. Ms. Lancaster-Beal also served as Senior Vice President of Drexel Burnham Lambert from 1985 to 1988 and as Vice President of Citicorp Investment Bank from 1978 to 1985. Ms. Lancaster-Beal holds a B.A. in Economics from Georgetown University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

We believe that Ms. Lancaster-Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the board of directors.

(1)	The business address of the director nominee and other directors is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

(2)	Seth Taube, the Chief Executive Officer of the Company, and Brook Taube, a Director of the Company, are brothers.

Information about Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Jeffrey Tonkel, 48	President	President and Director of Medley Management Inc., Director of Medley Capital Corporation and President of Sierra Total Return Fund.
Richard T. Allorto, Jr., 53	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Secretary of Medley Capital Corporation and Chief Financial Officer of Medley Management Inc.
Dean Crowe, 56	Chief Operating Officer	Senior Managing Director, Head of Investing of Medley Management, Inc.
John D. Fredericks, 55	Chief Compliance Officer	General Counsel of Medley Management Inc., Chief Compliance Officer of Medley Capital Corporation and Sierra Total Return Fund; previously a Partner of Winston & Strawn from 2003 to 2013.

(1)	The business address of the executive officers is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.
Jeffrey Tonkel has served as President of the Company since July 2013. Mr. Tonkel joined Medley in January 2011 and has served as President and as a member of the board of directors of Medley Management Inc. since its formation in June 2014. He has also served as a member of Medley Capital Corporation’s board of directors since February 2014 and as President of Sierra Total Return Fund since August 2016. Prior to joining Medley, Mr. Tonkel was a Managing Director with JP Morgan from January 2010 to November 2011, where he was Chief Financial Officer of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.
Richard T. Allorto, Jr. has served as the Chief Financial Officer, Treasurer and Secretary of the Company from April 2012 until November 2016 and was re-appointed to such positions in July 2018. Mr. Allorto has also served as the Chief Financial Officer and Secretary of Medley Capital Corporation since its inception in 2011, and as Chief Financial Officer of Medley Management Inc. since July 2010. Mr. Allorto is also responsible for the financial operations of the various private funds managed by Medley Management Inc. Prior to joining Medley, Mr. Allorto held various accounting and finance positions at GSC Group, Inc., a registered investment adviser, including most recently as Chief Financial Officer of a publicly traded business development company that was externally managed by GSC Group. Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto received a B.S. in Accounting from Seton Hall University and is a licensed CPA.
Dean Crowe has served as the Company’s Chief Operating Officer since August 2015, a Senior Portfolio Manager of the Company since April 2012, and as a Senior Managing Director of Medley since March 2011. Prior to joining Medley, Mr. Crowe was a Portfolio Manager with UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management, where he managed corporate credit investments and the O’Connor Credit Arbitrage Fund. Before joining UBS, Mr. Crowe held various positions at Merrill Lynch in New York, where he managed proprietary credit trading. Mr. Crowe began his career with Salomon Brothers in New York, where he traded and invested in privately placed corporate debt. Mr. Crowe received a BBA in Accounting from James Madison University.
John D. Fredericks has served as the Chief Compliance Officer of the Company since February 2014. Mr. Fredericks has also served as the Chief Compliance Officer of Medley Capital Corporation since February 2014 and Sierra Total Return Fund since August 2016 and as General Counsel of Medley since June 2013. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a B.A. from the University of California Santa Cruz and a J.D. from University of San Francisco.
Director Independence
Our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, and the Special Committee to independent directors.
The board of directors has determined that each of the directors and the director nominee is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube and Seth Taube. Seth Taube and Brook Taube are interested persons of the Company due to their positions as members of management of SIC Advisors. Seth Taube is also the Chief Executive Officer of the Company.
Board Leadership Structure
Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews performance of our independent public accounting firm. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders and to perform such other duties as may be assigned to him or her by our board of directors. We do not have a fixed policy as to whether the Chair of the board of directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.
Presently, Mr. Seth Taube serves as the Chairman of our board of directors. Mr. Seth Taube is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Company and its investment adviser, SIC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with SIC Advisors provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.
Mr. Oliver Kane serves as lead independent director. The lead independent director serves as a key point person for interaction between management and the independent directors. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, and the Special Committee, each comprised solely of independent directors, and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our Chief Compliance Officer, as part of at least one board of directors meeting each year. In addition, our independent directors are advised by independent counsel.
Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.
Board of Directors Role in Risk Oversight
Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on the Company's and SIC Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.
Our board of directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our board of directors receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of SIC Advisors, our administrator and our transfer agent. The board of directors also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with SIC Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.
Our board of directors believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements under the 1940 Act are met) immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, SIC Advisors and our other service providers.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Committees of the Board of Directors
Our board of directors currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee, and a Special Committee. The board of directors does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year ended 2018, our board of directors held 18 meetings, the Audit Committee held 5 meetings, the Nominating and Corporate Governance Committee held 2 meetings, and the Special Committee held 23 meeings. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve during the fiscal year 2018.
Audit Committee. The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.sierraincomecorp.com. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s financial statements and periodic financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee also utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers and Oliver T. Kane. No member of the Audit Committee is an “interested person” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company, and each of the members meets the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Byers serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Byers is an “audit committee financial expert” as defined under Item 407 of Regulation S-K under the Exchange Act. Mr. Byers meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. Our Nominating and Corporate Governance Committee will consider stockholders’ proposed nominations for directors and will evaluate such nominations in the same manner as it would evaluate its own nominations. Our Nominating and Corporate Governance Committee will consider qualified nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information. When evaluating director nominees, the Nominating and Corporate Governance Committee considers factors it deems appropriate in accordance with its charter, including the overall business expertise of the candidate, the current composition of the board of directors, including the backgrounds and diversity of the existing directors, whether the composition of the board of directors will contain a majority of independent directors as determined under the 1940 Act, the candidate's character and integrity, whether the candidate possesses the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, and whether the candidate would have sufficient time to devote to the affairs of the Company, including consistent attendance at board of directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Stephen R. Byers and Oliver T. Kane and Ms. Valerie Lancaster-Beal. No member of the Nominating and Corporate Governance Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company. Ms. Lancaster-Beal serves as Chair of the Nominating and Corporate Governance Committee.

Special Committee. The Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the proposed mergers (the “Mergers”) of the Company, Medley Capital Corporation (“MCC”), and Medley Management Inc. (“MDLY”) or any alternative thereto and determine whether the Mergers or any alternative thereto is advisable and is fair to, and in the best interests of, the Company and its stockholders (or any subset of its stockholders that the Special Committee determines to be appropriate) in connection with the Mergers. The Special Committee had the authority to select and retain, in its sole discretion, any advisers that they deemed appropriate, including their own independent financial and legal advisors. The current members of the Special Committee are Valerie Lancaster-Beal, Oliver T. Kane and Stephen R. Byers, all of whom are considered independent for purposes of the 1940 Act.  No member of the Sierra Special Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or Sierra. Oliver T. Kane serves as the Chair of the Special Committee.
Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to the Lead Independent Director, c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017. All stockholder communications received in this manner will be delivered to one or more members of the board of directors, as appropriate.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Business Conduct and Ethics) of the Company. The Company's Code of Business Conduct and Ethics can be accessed on our website at www.sierraincomecorp.com. We will report any material amendments to or waivers of a required provision of our Code of Business Conduct and Ethics on our website and/or in a Current Report on Form 8-K. The Company's Code of Business Conduct and Ethics are available on the Company website (www.sierraincomecorp.com) under the Corporate Governance tab.

Compensation of Directors
The following table sets forth compensation of the Company’s directors for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—
Independent Directors
Stephen R. Byers	$309,500	—	$309,500
Valerie Lancaster-Beal	$299,500	—	$299,500
Oliver T. Kane	$359,500	—	$359,500

(1)	For a discussion of the independent directors’ compensation, see below.
As compensation for serving on our board of directors, effective January 1, 2017, the Company’s independent directors receive an annual retainer of $85,000 each, and further receive a fee of $3,000 ($1,000 for telephonic attendance) for each regularly scheduled board meeting attended, a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled audit committee meeting attended and a fee of $2,000 ($1,000 for telephonic attendance) for each special board meeting attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chair of the Audit Committee receives an annual retainer of $15,000, while the Chair of any other committee receives an annual retainer of $5,000. The Lead Independent Director will receive an annual retainer of $10,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.
Prior to January 1, 2017, independent directors received an annual retainer fee of $50,000 each. Prior to January 1, 2017, independent directors also received $4,000 ($2,000 for telephonic attendance) for attending each regularly scheduled board meeting, and a fee of $2,000 for each special board meeting and all committee meetings attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting.
On January 26, 2018, the Board established the Special Committee, which is comprised solely of its independent directors, for the purpose of assessing the merits of various proposed strategic transactions. On January 26, 2018, as compensation for serving on the Special Committee, the Board approved (i) a one-time retainer of $25,000, (ii) a monthly fee of $15,000 payable to the Chairman of the Special Committee, (iii) a monthly fee of $10,000 payable to each of the other members of the Special Committee, and (iv) reimbursement for all out-of-pocket expenses incurred by the members of the Special Committee in connection with his services as a member of the Special Committee consistent with the Company’s policies for reimbursement of members of the Board. On July 2, 2018, the Board approved an increase in (ii) the monthly fee payable to the Chairman of the Special Committee from $15,000 to $20,000 and (ii) the monthly fee payable to each of the other members from $10,000 to $15,000.
Compensation of Executive Officers
None of our executive officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs is paid by our administrator under the terms of the Administration Agreement, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by them to the Company.
Certain Relationships and Transactions with Related Persons
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with SIC Advisors and pay SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In particular, Seth Taube, our Chairman and Chief Executive Officer, is Chief Executive Officer of, and has financial and controlling interests in, SIC Advisors. In addition, Brook Taube, a member of our board of directors, Jeffrey Tonkel, our President, Richard T. Allorto Jr., our Chief Financial Officer, Dean Crowe and John D. Fredericks, Jr. serve as Managing Partner, Principal, Treasurer, Chief Operating Officer, and General Counsel, respectively, for SIC Advisors. Brook Taube, Jeffrey Tonkel, Dean Crowe and John Fredericks also have financial interests in SIC Advisors.
The Investment Advisory Agreement was initially approved by our board of directors on April 5, 2012 and, pursuant to the 1940 Act, remained in effect for an initial period of two years. Most recently, on April 4, 2019, the Company’s board of directors, at an in-person meeting, approved the renewal of the Investment Advisory Agreement for an additional one-year term. Unless earlier terminated pursuant to its terms, the Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of our board of directors by a majority of our directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, of the Company or SIC Advisors, and either our board of directors or the holders of a majority of our outstanding voting securities.
At its in-person meeting of the board of directors held on April 4, 2019, the board of directors, including all of the independent directors, considered the re-approval of the Investment Advisory Agreement. In advance of that meeting, the independent directors met separately on multiple occasions with their independent counsel. At those meetings, the independent directors reviewed a significant amount of information, which had been furnished by SIC Advisor at the request of independent counsel on behalf of the independent directors. The independent directors met on March 28, 2019, with SIC Advisors' investment team to review SIC Advisors' investment process and, on March 29, 2019, with SIC Advisors' senior management to discuss, among other things, whether any changes to the advisory fee schedule would be appropriate at this time.
In its considerations, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by SIC Advisors; (b) our investment performance and the investment performance of the Adviser; (c) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives and strategies; (d) our operating expenses and expense ratio compared to business development companies with similar investment objectives and strategies; (e) any existing and potential sources of indirect income to SIC Advisors and its affiliates from its relationships with us and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (g) the organizational capability and financial condition of SIC Advisors and its affiliates; (h) possible economies of scale arising from the Company's size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees. The board of directors took into consideration that our investment performance generally was below that of business development companies with similar investment objectives and strategies and that our advisory fees and operating expense generally were higher than those of business development companies with similar investment objectives and strategies. The board of directors also considered management's discussion of our relative investment performance and expenses.
Based on the information reviewed and discussions with management, the board of directors, including all of the independent directors, concluded that the investment management fee rates and terms were reasonable in relation to the services to be provided and unanimously approved the Investment Advisory Agreement for a period of one additional year. No single factor was determinative of the decision of the board of directors to approve the Investment Advisory Agreement, and individual directors may have weighed certain factors differently. Throughout the process, the independent directors were advised by independent counsel.
Administration Agreement
The Company’s administrator is Medley Capital LLC, which is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. Medley Capital LLC, pursuant to the Administration Agreement between us and Medley, furnishes us with administrative services necessary to conduct our day-to-day operations. We reimburse Medley Capital LLC for administrative expenses it incurs on our behalf. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.
Additionally, as a business development company, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Medley Capital LLC will make available such managerial assistance, on our behalf, to our portfolio companies regardless of whether they request this assistance. We may receive fees for these services and will reimburse Medley Capital LLC for its allocated costs in providing such assistance pursuant to the Administration Agreement, subject to review and approval by our board of directors.
Dealer Manager Agreement
The dealer manager agreement that we entered into with SC Distributors, LLC in connection with our offering was terminated pursuant to its terms in connection with the termination of our offering, effective as of July 31, 2018.
Merger Agreements

On August 9, 2018, the Company entered into the Agreement and Plan of Merger, by and between MCC and the Company (the “MCC Merger Agreement”), pursuant to which MCC would, on the terms and subject to the conditions set forth in the MCC

Merger Agreement, merge with and into the Company, with the Company as the surviving company in the merger (the “MCC Merger”). Under the MCC Merger, each share of MCC’s common stock issued and outstanding immediately prior to the MCC Merger effective time, other than shares of MCC common stock held by MCC, the Company or their respective wholly owned subsidiaries, would be converted into the right to receive 0.8050 shares of the Company’s common stock. In addition, on August 9, 2018, the Company entered into the Agreement and Plan of Merger (the “MDLY Merger Agreement”), by and among MDLY, the Company, and Sierra Management, Inc., a newly formed Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which MDLY would, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the merger (the “MDLY Merger” together with the MCC Merger, the “Mergers”). In the MDLY Merger, each share of MDLY Class A common stock, issued and outstanding immediately prior to the MDLY Merger effective time, other than Dissenting Shares (as defined in the MDLY Merger Agreement) and shares of MDLY Class A common stock held by MDLY, the Company or their respective wholly owned subsidiaries, would be converted into the right to receive (i) 0.3836 shares of the Company’s common stock; plus (ii) cash in an amount equal to $3.44 per share. In addition, MDLY’s stockholders would have the right to receive certain dividends and/or other payments. The Mergers would occur simultaneously and, as a result of the foregoing, the investment management function relating to the operation of the Company, as the surviving company in the Mergers, would be internalized.

The Mergers are subject to the satisfaction or waiver of closing conditions, including, but not limited to: (a) the approval of the MCC Merger and the MDLY Merger by the Company’s stockholders by the affirmative vote of at least a majority of all its stockholders, the approval of the adoption of the MCC Merger Agreement by MCC’s stockholders, and the approval of the adoption of the MDLY Merger Agreement by MDLY’s stockholders, voting separately at their respective special meetings; (b) the receipt of an exemptive order from the SEC, an exemptive application for which has been filed by the Company, MCC and MDLY and certain of their subsidiaries; and (c) the approval by the Small Business Administration (“SBA”) relating to the transfer of MCC’s Small Business Investment Company license. No assurance can be given that such SEC exemptive order will be issued or SBA approval will be received or that any of the other closing conditions will be satisfied or waived.

On February 11, 2019, a purported stockholder class action was commenced in the Court of Chancery of the State of Delaware by FrontFour Capital Group LLC and FrontFour Master Fund, Ltd., captioned FrontFour Capital Group LLC, et al. v. Brook Taube, et al., Case No. 2019-0100 against Brook Taube, Seth Taube, Jeff Tonkel, Mark Lerdal, Karin Hirtler-Garvey, John E. Mack, Arthur S. Ainsberg, MDLY, the Company, MCC, MCC Advisors LLC (“MCC Advisors”), Medley Group LLC (“Medley Group”), and Medley LLC. The complaint, as amended on February 12, 2019, alleged that the individuals named as defendants breached their fiduciary duties to MCC stockholders in connection with the proposed merger of MCC with and into the Company, and that MDLY, the Company, MCC Advisors, Medley Group, and Medley LLC aided and abetted those alleged breaches of fiduciary duties. The complaint seeks to enjoin the vote of MCC stockholders on the proposed merger and enjoin enforcement of certain provisions of the MCC Merger Agreement. The Court held a trial on the plaintiffs’ claims on March 6-7, 2019 and issued a Memorandum Opinion (the “Decision”) on March 11, 2019. The Court denied the plaintiffs’ requests to (i) permanently enjoin the proposed merger and (ii) require MCC to conduct a “shopping process” for MCC on terms proposed by the plaintiffs in their complaint. The Court held that MCC’s directors breached their fiduciary duties in entering into the proposed merger, but rejected the plaintiffs’ claim that the Company aided and abetted those breaches of fiduciary duties. The Court ordered the defendants to issue corrective disclosures consistent with the Decision, and enjoined a vote of MCC stockholders on the proposed merger until such disclosures have been made and stockholders have had the opportunity to assimilate this information.
Co-Investment Opportunities
As a business development company, we will not generally be permitted to invest in any portfolio company in which SIC Advisors or any of their affiliates currently have a controlling interest or to make any co-investments with SIC Advisors or any of its affiliates without an exemptive order from the SEC. We may, however, invest alongside SIC Advisors and its affiliates' other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside other clients as otherwise permissible under regulatory guidance, applicable regulations and SIC Advisors’ allocation policies.
In addition, on November 25, 2013, we received an exemptive order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, the Company, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the "Exemptive Order") that supersedes the

Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise be prohibited under Section 17(d) and 57(a)(4) and Rule 17d-1. On October 4, 2017, the Company, SIC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. If the Mergers are successfully consummated, the Company and certain of its affiliates will not be able to rely on the Current Exemptive Order. In this regard, on November 19, 2018, the Company and certain of its affiliates submitted an exemptive application to the SEC for an exemptive order that would supersede the Current Exemptive Order (the “Superseding Exemptive Order”) and would permit the Company to participate in negotiated co-investment transactions with certain affiliates that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. There can be no assurance if and when the Company will receive the Superseding Exemptive Order. The terms of the Superseding Exemptive Order, if received, would be substantially similar to the Current Exemptive Order. Co-investment under the Superseding Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the board of directors determines that it would be in the Company’s best interest to participate in the transaction. The Current Exemptive Order will remain in effect unless and until the Mergers are completed and the Superseding Exemptive Order is granted by the SEC. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
Subject to this restriction on co-investments with affiliates, SIC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with SIC Advisors’ allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.
To the extent that we compete with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) the conditions of the Exemptive Order and other restrictions under the 1940 Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.
License Agreement
We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under the license agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2018.
Required Vote

The election of directors requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by “broker non-votes” are not considered votes cast and thus have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director in accordance with the recommendation of the Board.

PROPOSAL II: RATIFICATION OF APPOINTMENT
OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2019 YEAR
The Audit Committee and the board of directors have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, subject to ratification by the stockholders of the Company.
Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
The following table displays fees for professional services by Ernst & Young LLP for the years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees	$711,360	$706,500
Audit Related Fees	—	—
Tax Fees	45,000	47,000
All Other Fees	—	—
Total	$756,360	$753,500
Audit Fees: Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees: Tax fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.
All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report
The Audit Committee operates under a written charter adopted by our board of directors. The Audit Committee is currently composed of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers and Oliver T. Kane.
Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (“PCAOB”), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Review with Management
The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the PCAOB Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.
Conclusion
Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

Respectfully Submitted,
The Audit Committee
Stephen R. Byers (Chair)
Oliver T. Kane
Valerie Lancaster-Beal

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented at the Annual Meeting is required to approve this proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.
If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year in accordance with the recommendation of our board of directors.

OTHER BUSINESS
The board of directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.
AVAILABLE INFORMATION
We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, by telephone at (212) 759-0777, or on our website at http://www.sierraincomecorp.com.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
The Company currently expects that the 2020 Annual Meeting of Stockholders will be held in June 2020. We will consider for inclusion in our proxy materials for the 2020 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on January 1, 2020, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Any stockholder who wishes to propose a nominee to the board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Richard T. Allorto Jr., Secretary, Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, and the proposal should be received by the Company no later than January 31, 2020 and no earlier than January 1, 2020. In the event that the date of the mailing of the notice of the 2019 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for this Annual Meeting or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2019 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder's notice.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
John D. Fredericks, Chief Compliance Officer
Sierra Income Corporation
280 Park Avenue, 6th Floor East
New York, New York 10017
The Audit Committee Chair may be contacted at:
Stephen R. Byers
Audit Committee Chair
Sierra Income Corporation
280 Park Avenue, 6th Floor East
New York, New York 10017

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.
Online Access to Annual Reports on Form 10-K and Proxy Statements
The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended December 31, 2018 are available at www.sierraincomecorp.com. Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.
Stockholders of Record: You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.viewproxy.com/sicAM/2019 and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.
Beneficial Stockholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Proxy Statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.
If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-759-0777, by sending an e-mail to sam.anderson@mdly.com, or by writing to Investor Relations, c/o Sierra Income Corporation 280 Park Avenue, 6th Floor East, New York, New York 10017.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Alliance Advisors, LLC by calling 1-844-885-0180 or by writing to Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Similarly, if you are a stockholder of record, you may also contact Alliance Advisors, LLC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

By Order of the Board of Directors
/s/ Seth Taube
Seth Taube
Chairman and Chief Executive Officer
New York, NY
April 30, 2019

PRIVACY NOTICE
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

PROXY — SIERRA INCOME CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIERRA INCOME CORPORATION FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2019

The undersigned hereby appoints Jeff Tonkel and Richard T. Allorto, Jr., and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sierra Income Corporation (the "Company") to be held at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, on June 28, 2019 at 1:00 P.M., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the Annual Meeting, and any adjournments or postponements thereof, with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and the Company's Annual Report for the year ended December 31, 2018, and revokes any proxy heretofore given with respect to the Annual Meeting.

Address changes: ____

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Your vote is important. Please vote immediately.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

KEEP THIS PORTION FOR YOUR RECORDS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE DIRECTOR NOMINEE AND FOR PROPOSAL 2.

   01) Oliver T. Kane

   ☐FOR ☐AGAINST ☐ABSTAIN

   ☐FOR ☐AGAINST ☐ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

For address changes, please check this box and write them on the back where indicated. ☐

	YES	NO
Please indicate if you plan to attend this meeting	☐	☐

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as an attorney, executor, administrator, guardian or corporate officer, please provide your FULL title.

____
Signature

____
Signature (Joint Owners)

Date: ________________________________ , 2019

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTROL NUMBER

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

SCAN TO
VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone

INTERNET

Submit Your Proxy on the Internet:

Go to www.fcrvote.com/SIC

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Submit Your Proxy by Phone:

Call 1 (855) 564-1254

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.